Name of Fund:  Goldman Sachs Core Fixed Income Fund
Name of Underwriter Purchased From: Lehman Brothers
Names of Underwriting Syndicate Members: BOA Securities, Lehman Brothers,
Morgan Stanley, Citi, GS& Co., JPMorgan, Merrill Lynch & CO., RBS Greenwich Capital, UBS Investment Bank, Wachovia Securities, Guzman & CO., Loop Capital markets, Mitsubishi UFJ Securities, RBC Capital Markets, Williams Capital Group, L.P.Name of Issuer: Verizon Communications
Title of Security:  VZ 6.1 04/15/18
Date of First Offering:  04/01/2008
Dollar Amount Purchased:  $2,735,672
Number of Shares Purchased:  2,750,000
Price Per Unit:  99.084
Resolution approved at August 2008 Board Meeting.

Name of Fund:  Goldman Sachs Core Plus Fixed Income Fund
Name of Underwriter Purchased From: Lehman Brothers
Names of Underwriting Syndicate Members: BOA Securities, Lehman Brothers, Morgan Stanley, Citi, GS& Co., JPMorgan, Merrill Lynch & CO., RBS Greenwich
 Capital, UBS Investment Bank, Wachovia Securities, Guzman & CO., Loop Capital markets, Mitsubishi UFJ Securities, RBC Capital Markets, Williams Capital Group, L.P.
Name of Issuer:  Verizon Communications
Title of Security:  VZ 6.1 04/15/18
Date of First Offering:  04/01/2008
Dollar Amount Purchased:  $150,000
Number of Shares Purchased:  3,125,000
Price Per Unit:  99.084
Resolution approved at August 2008 Board Meeting.

Name of Fund:  Goldman Sachs Core Fixed Income Fund
Name of Underwriter Purchased From: Deutsche Bank AG
Names of Underwriting Syndicate Members: DB Securities, Inc., JPM,
UBS Securities, CGM Inc., Credit Suisse, Barclays, GS&Co., Lehman Bros,
Morgan Stanley, Blaylock & Co., Guzman & CO., Muriel Siebert & Co.,
Samuel A. Ramirez & Co., Toussaint Capital Partners, Utendhal Capital Parnters
 and Willliams Capital Group
Name of Issuer:  MetLife Capital Trust X
Title of Security:  MET Var 04/38-33
Date of First Offering:  04/1/2008
Dollar Amount Purchased:  $3,200,000
Number of Shares Purchased:  3,200,000
Price Per Unit:  100.00
Resolution approved at August 2008 Board Meeting.

Name of Fund:  Goldman Sachs Investment Grade Credit Fund
Name of Underwriter Purchased From: Deutsche Bank AG
Names of Underwriting Syndicate Members: DB Securities, Inc., JPM, UBS Securities, CGM Inc., Credit Suisse, Barclays, GS&Co., Lehman Bros, Morgan Stanley, Blaylock & Co., Guzman & CO., Muriel Siebert & Co., Samuel A. Ramirez & Co., Toussaint Capital Partners, Utendhal Capital
 Parnters and Willliams Capital Group
Name of Issuer:  MetLife Capital Trust X
Title of Security:  MET Var 04/38-33
Date of First Offering:  04/1/2008
Dollar Amount Purchased:  $600,000
Number of Shares Purchased:  600,000
Price Per Unit:  100.00
Resolution approved at August 2008 Board Meeting.

Name of Fund:  Goldman Sachs Core Plus Fixed Income Fund
Name of Underwriter Purchased From: Deutsche Bank AG
Names of Underwriting Syndicate Members: DB Securities, Inc., JPM, UBS Securities, CGM Inc., Credit Suisse, Barclays, GS&Co., Lehman Bros, Morgan Stanley, Blaylock & Co., Guzman & CO., Muriel Siebert & Co.,
Samuel A. Ramirez & Co., Toussaint Capital Partners, Utendhal Capital Parnters and Willliams Capital Group
Name of Issuer:  MetLife Capital Trust X
Title of Security:  MET Var 04/38-33
Date of First Offering:  04/1/2008
Dollar Amount Purchased:  $300,000
Number of Shares Purchased:  300,000
Price Per Unit:  100.00
Resolution approved at August 2008 Board Meeting.

Name of Fund:  Goldman Sachs Investment Grade Credit Fund
Name of Underwriter Purchased From: Smith Barney
Names of Underwriting Syndicate Members: Citigroup Global Markets, Bear Stearns
 & CO., DB Securities, GS&Co., Lehman Bros, BOA Securities, Blaylock & Partners, Credit Suisse, Greenwich Capital Markets, Loop Capital Markets, UBS Securities Name of Issuer: Citigroup, Inc.
Title of Security:  C 5 1/2 04/11/13
Date of First Offering:  04/4/2008
Dollar Amount Purchased:  $1,741,110
Number of Shares Purchased:  1,750,000
Price Per Unit: 99.492
Resolution approved at August 2008 Board Meeting.


Name of Fund:  Goldman Sachs Core Fixed Income Fund
Name of Underwriter Purchased From: Smith Barney
Names of Underwriting Syndicate Members: Citigroup Global Markets, DB Securities,GS&Co., Lehman Bros., Merrill Lynch, BOA Securities LLC, Barclays Capital, BNP Paribas, Credit Suisse Securities USA, Greenwich Capital Markets, RBC Capital Markets, TD Securities, Guzman & CO., Jackson Securities, Loop Capital markets, Muriel Siebert, Sandler O'Neill
Name of Issuer:  Citigroup, Inc.
Title of Security:  C Var 04/49-18
Date of First Offering:  04/21/2008
Dollar Amount Purchased:  $3,375,000
Number of Shares Purchased:  3,375,000
Price Per Unit:  100.00
Resolution approved at August 2008 Board Meeting.

Name of Fund:  Goldman Sachs Investment Grade Credit Fund
Name of Underwriter Purchased From: Smith Barney
Names of Underwriting Syndicate Members: Citigroup Global Markets, DB Securities, GS&Co., Lehman Bros., Merrill Lynch, BOA Securities LLC, Barclays Capital, BNP Paribas, Credit Suisse Securities USA, Greenwich Capital Markets, RBC Capital Markets, TD Securities, Guzman & CO., Jackson Securities, Loop
 Capital markets, Muriel Siebert, Sandler O'Neill
Name of Issuer:  Citigroup, Inc.
Title of Security:  C Var 04/49-18
Date of First Offering:  04/21/2008
Dollar Amount Purchased:  $1,525,000
Number of Shares Purchased:  1,525,000
Price Per Unit:  100.00
Resolution approved at August 2008 Board Meeting.

Name of Fund:  Goldman Sachs Core Fixed Income Fund
Name of Underwriter Purchased From: Smith Barney
Names of Underwriting Syndicate Members: Citigroup Global Markets, GS&Co. , Merrill Lynch, ABN Amro, BOA Securities, Blaylock Robert Van,
BNY Capital Markets, Credit Suisse, DB Securities, HSBC Securities,
JP Morgan, Lehman Bros, UBS Securities, Wachovia Securities, Willliams Capital Group
Name of Issuer:  Chubb Corp
Title of Security:  CB 6 1/2 05/15/38
Date of First Offering:  05/1/2008
Dollar Amount Purchased:  $1,111,657.
Number of Shares Purchased:  1,125,000
Price Per Unit:  98.814
Resolution approved at August 2008 Board Meeting.

Name of Fund:  Goldman Sachs Core PlusFixed Income Fund
Name of Underwriter Purchased From: Smith Barney
Names of Underwriting Syndicate Members: Citigroup Global Markets, GS&Co., Merrill Lynch, ABN Amro, BOA Securities, Blaylock Robert Van, BNY Capital Markets, Credit Suisse, DB Securities, HSBC Securities, JP Morgan, Lehman Bros, UBS Securities, Wachovia Securities, Willliams Capital Group
Name of Issuer:  Chubb Corp
Title of Security:  CB 6 1/2 05/15/38
Date of First Offering:  05/1/2008
Dollar Amount Purchased:  $74,110
Number of Shares Purchased:  75.000
Price Per Unit:  98.814
Resolution approved at August 2008 Board Meeting.

Name of Fund:  Goldman Sachs Investment Grade Credit Income Fund
Name of Underwriter Purchased From: Smith Barney
Names of Underwriting Syndicate Members: Citigroup Global Markets, GS&Co., Merrill Lynch, ABN Amro, BOA Securities, Blaylock Robert Van, BNY Capital Markets, Credit Suisse, DB Securities, HSBC Securities, JP Morgan, Lehman Bros,
 UBS Securities, Wachovia Securities, Willliams Capital Group
Name of Issuer:  Chubb Corp
Title of Security:  CB 6 1/2 05/15/38
Date of First Offering:  05/1/2008
Dollar Amount Purchased:  $197,628
Number of Shares Purchased:  200,000
Price Per Unit:  98.814
Resolution approved at August 2008 Board Meeting.

Name of Fund:  Goldman Sachs Core Fixed Income Fund
Name of Underwriter Purchased From: Smith Barney
Names of Underwriting Syndicate Members: DB Securities, Inc.,
BOA Securities, GS&Co.
Name of Issuer:  Simon Property GP LP
Title of Security:  SPG6 1/8 05/30/2008
Date of First Offering:  05/12/2008
Dollar Amount Purchased:  $6,617,447
Number of Shares Purchased:  6,625,000
Price Per Unit:  99.886
Resolution approved at August 2008 Board Meeting.

Name of Fund:  Goldman Sachs Core Plus Fixed Income Fund
Name of Underwriter Purchased From: Smith Barney
Names of Underwriting Syndicate Members: DB Securities, Inc.,
BOA Securities, GS&Co.
Name of Issuer:  Simon Property GP LP
Title of Security:  SPG6 1/8 05/30/2008
Date of First Offering:  05/12/2008
Dollar Amount Purchased:  $449,487
Number of Shares Purchased:  450,000
Price Per Unit:  99.886
Resolution approved at August 2008 Board Meeting.

Name of Fund:  Goldman Sachs Investment Grade Credit Fund
Name of Underwriter Purchased From: Smith Barney
Names of Underwriting Syndicate Members: DB Securities, Inc.,
 BOA Securities, GS&Co.
Name of Issuer:  Simon Property GP LP
Title of Security:  SPG6 1/8 05/30/2008
Date of First Offering:  05/12/2008
Dollar Amount Purchased:  $1,348,461
Number of Shares Purchased:  1,350,000
Price Per Unit:  99.886
Resolution approved at August 2008 Board Meeting.

Name of Fund:  Goldman Sachs High Yield Fund
Name of Underwriter Purchased From: Smith Barney
Names of Underwriting Syndicate Members: BOA, Lehman Bros,
Merrill Lynch & Co., Morgan Stanley and Wachovia Securities
Name of Issuer:  AES Corporation
Title of Security:  AES 8 06/01/20
Date of First Offering:  05/14/2008
Dollar Amount Purchased:  $4,000,000
Number of Shares Purchased:  4,000,000
Price Per Unit:  100.00
Resolution approved at August 2008 Board Meeting.

Name of Fund:  Goldman Sachs High Yield Fund
Name of Underwriter Purchased From: BOA Securities
Names of Underwriting Syndicate Members: BOA Securities, Citigroup Global
 Markets, JPMorgan, Merrill Lynch, Credit Suisse, GE Capital Markets,
BNP Paribas, DB Securities, Fortis Securities, GS&Co., Greenwich Capital
 Markets, Morgan Stanley, Piper Jaffray, Scotia Capital, SunTrust Robinson, Wedbush Morgan Securities
Name of Issuer:  CSC Holdings Inc.
Title of Security:  CVC8 1/2 06/15/15
Date of First Offering:  05/28/2008
Dollar Amount Purchased:  $5,000,000
Number of Shares Purchased:  5,000,000
Price Per Unit:  100.00
Resolution approved at August 2008 Board Meeting.

Name of Fund:  Goldman Sachs Core Plus Fixed Income Fund
Name of Underwriter Purchased From: JPMorgan
Names of Underwriting Syndicate Members: JPMorgan, Citi, Wachovia Securities, Mitsubishi UFJ Securities, Barclays Capital, BOA Securities, Calyon, Daiwa Securities, DB Securities, Mizuho Securities USA, Lehman Bros, RBS Greenwich Capital, Scotia Capital, SunTrust Robinson Humphrey, BNP Paribas, BNY Mellon, Commerzbank Corporates & Markets, Credit Suisse, GS& Co., Merrill Lynch, UBS
 Investment Bank, The Williams Capital Group
Name of Issuer:  Cox Communications
Title of Security:  COXENT6 1/4 06/18
Date of First Offering:  05/29/2008
Dollar Amount Purchased:  $298,815
Number of Shares Purchased:  300,000
Price Per Unit:  99.605
Resolution approved at August 2008 Board Meeting.

Name of Fund:  Goldman Sachs Core Fixed Income Fund
Name of Underwriter Purchased From: Lehman Brothers
Names of Underwriting Syndicate Members: GS&Co., JPMorgan, Lehman Bros, Merrill Lynch
Name of Issuer:  Telecom Italia Capital
Title of Security:  TITIM7.721 06/38
Date of First Offering:  05/28/2008
Dollar Amount Purchased:  $3,350,000
Number of Shares Purchased:  3,350,000
Price Per Unit:  100.00
Resolution approved at August 2008 Board Meeting.

Name of Fund:  Goldman Sachs Core Plus Fixed Income Fund
Name of Underwriter Purchased From: Lehman Brothers
Names of Underwriting Syndicate Members: GS&Co., JPMorgan, Lehman Bros, Merrill Lynch
Name of Issuer:  Telecom Italia Capital
Title of Security:  TITIM7.721 06/38
Date of First Offering:  05/28/2008
Dollar Amount Purchased:  $3,350,000
Number of Shares Purchased:  3,350,000
Price Per Unit:  100.00
Resolution approved at August 2008 Board Meeting.

Name of Fund:  Goldman Sachs Core Fixed Income Fund
Name of Underwriter Purchased From: Barclays
Names of Underwriting Syndicate Members: Barclays Capital, JPMorgan, Morgan Stanley, RBS Greenwich Capital, BOA Securities, Merrill Lynch,
RBC Capital Markets, Bank of Tokyo-Mitsubishi UFJ, DB Securities, GS&Co.,
 HSBC Securities, Lehman Bros, Standard Chartered Bank, TD Securities, UBS Securities, Wachovia Securities
Name of Issuer:  Thomson Reuters
Title of Security:  TRICN 6 1/2 07/18
Date of First Offering:  06/17/2008
Dollar Amount Purchased:  $4,904,658
Number of Shares Purchased:  4,495,000
Price Per Unit:  99.084
Resolution approved at August 2008 Board Meeting.


Name of Fund:  Goldman Sachs Core Plus Fixed Income Fund
Name of Underwriter Purchased From: Barclays
Names of Underwriting Syndicate Members: Barclays Capital, JPMorgan, Morgan Stanley, RBS Greenwich Capital, BOA Securities, Merrill Lynch, RBC Capital Markets, Bank of Tokyo-Mitsubishi UFJ, DB Securities, GS&Co., HSBC Securities, Lehman Bros, Standard Chartered Bank, TD Securities, UBS Securities, Wachovia Securities
Name of Issuer:  Thomson Reuters
Title of Security:  TRICN 6 1/2 07/18
Date of First Offering:  06/17/2008
Dollar Amount Purchased:  $272,481
Number of Shares Purchased:  275,000
Price Per Unit:  99.084
Resolution approved at August 2008 Board Meeting.

Name of Fund:  Goldman Sachs Investment Grade Credit Fund
Name of Underwriter Purchased From: Barclays
Names of Underwriting Syndicate Members: Barclays Capital, JPMorgan, Morgan Stanley, RBS Greenwich Capital, BOA Securities, Merrill Lynch,
RBC Capital Markets, Bank of Tokyo-Mitsubishi UFJ, DB Securities, GS&Co., HSBC Securities, Lehman Bros, Standard Chartered Bank, TD Securities,
UBS Securities, Wachovia Securities
Name of Issuer:  Thomson Reuters
Title of Security:  TRICN 6 1/2 07/18
Date of First Offering:  06/17/2008
Dollar Amount Purchased:  $1,015,611
Number of Shares Purchased:  1,025,000
Price Per Unit:  99.084
Resolution approved at August 2008 Board Meeting.


Name of Fund:  Goldman Sachs Investment Grade Credit Fund
Name of Underwriter Purchased From: Barclays
Names of Underwriting Syndicate Members: Merrill Lynch, UBS Securities, GS&Co., Loop Capital Markets, Williams Capital Group
Name of Issuer:  Northern Trust Corp
Title of Security:  NTRS 6 1/2 08/18
Date of First Offering: 08/06/2008
Dollar Amount Purchased:  $1,622,628
Number of Shares Purchased:  1,625,000
Price Per Unit:  98.854
Resolution approved at October 2008 Board Meeting.



Name of Fund:  Goldman Sachs Short Duration Tax Free Fund
Name of Underwriter Purchased From: Morgan Stanley
Names of Underwriting Syndicate Members:	Morgan Stanley, GS&Co., Bear,
Stearns & Co., Inc Merrill Lynch & Co., Lehman Brothers, JPMorgan,
First Southwest Company, UBS Investment Bank, Wachovia Bank
Name of Issuer:  Lower Colorado River Authority Texas
Title of Security:  LWCGEN
Date of First Offering: 5/14/08
Dollar Amount Purchased: 2,681,353.50
Number of Shares Purchased: 2,450,000
Price Per Unit: 109.443
Resolution approved at August 2008 Board Meeting.

Name of Fund:  Goldman Sachs High Yield Municipal Fund
Name of Underwriter Purchased From: Morgan Stanley
Names of Underwriting Syndicate Members:	Morgan Stanley, Loop Capital
Markets, LLC, Citigroup, Goldman Sachs & Co, Bear, Stearns & Co. Inc., Merrill Lynch & Co, Siebert, Brandford Shank & Co, Estrada Hinojosa & Company Name of Issuer: Miami Dade County Educational Facilities Authority - U niversity of Miami
Title of Security:  MIAEDU
Date of First Offering: 4/30/08
Dollar Amount Purchased: 19,767,200
Number of Shares Purchased: 20,000,000
Price Per Unit: 92.936
Resolution approved at August 2008 Board Meeting.


Name of Fund:  Goldman Sachs Municipal Income Fund
Name of Underwriter Purchased From: Morgan Stanley, GS&Co.,
Bear, Stearns & Co., Inc Merrill Lynch & Co., Lehman Brothers, JPMorgan, First Southwest Company, UBS Investment Bank, Wachovia Bank
Names of Underwriting Syndicate Members:	Morgan Stanley
Name of Issuer:   Lower Colorado River Authority Texas
Title of Security:  LWCGEN
Date of First Offering: 5/14/08
Dollar Amount Purchased: 5,196,300
Number of Shares Purchased: 5,000,000
Price Per Unit: 103.926
Resolution approved at August 2008 Board Meeting.

Name of Fund:  Goldman Sachs New York AMT Free Municipal Fund
Name of Underwriter Purchased From: Citigroup
Names of Underwriting Syndicate Members:	 Citi, GS&Co., Siebert Brandford
Shank & Co, Merrill Lynch & Co., Ramirez & Co, JPMorgan, RBC Capital Markets, Raymond James & Assoc., Wachovia Bank
Name of Issuer:  Citigroup
Title of Security:  NYSHGR
Date of First Offering: 08/11/2008
Dollar Amount Purchased: 1,035,320
Number of Shares Purchased: 1,000,000
Price Per Unit: 103.532
Resolution approved at October 2008 Board Meeting.

Name of Fund:  Goldman Sachs Short Duration Tax-Free Fund
Name of Underwriter Purchased From: Citigroup
Names of Underwriting Syndicate Members:	 Citi, Goldman Sachs & Co, Morgan
 Stanley, Merrill Lynch & Co., Lehman Brothers, JPMorgan, RBC Capital Markets, Banc of America Securities, Wachovia Bank, Loop Capital Markets
Name of Issuer:  Florida Hurrican Catastrophe Fund Finance Corporation
Title of Security:  FLSGEN
Date of First Offering: 07/25/2008
Dollar Amount Purchased: 3,065,370
Number of Shares Purchased: 3,000,000
Price Per Unit: 102.179
Resolution approved at October 2008 Board Meeting.



Name of Fund:  Goldman Sachs California AMT Free Municipal Fund
Name of Underwriter Purchased From: Citi
Names of Underwriting Syndicate Members:	Citi, GS&Co., Banc of America
Securities, Morgan Stanley, Ramirez & Co., De La Rosa & Co, Siebert Brandford Shank & Co.
Name of Issuer:  Los Angeles Community College Districut
Title of Security:  LOSHGR
Date of First Offering: 09/08/2008
Dollar Amount Purchased: 1,024,180
Number of Shares Purchased: 1,000,000
Price Per Unit: 102.418
Resolution approved at October 2008 Board Meeting.



Name of Fund:  Goldman Sachs Municipal Income Fund
Name of Underwriter Purchased From: Citigroup
Names of Underwriting Syndicate Members:	 Citi, Goldman Sachs & Co, Banc of
America Securities, Morgan Stanley, Ramirez & Co., De La Rosa & Co, Siebert Brandford Shank & Co.
Name of Issuer:  Los Angeles Community College District
Title of Security:LOSHGR
Date of First Offering: 9/8/08
Dollar Amount Purchased: 2,048,360
Number of Shares Purchased: 2,000,000
Price Per Unit: 102.418
Resolution approved at October 2008 Board Meeting.



Name of Fund:  High Yield Municipal Income Fund
Name of Underwriter Purchased From: Citi
Names of Underwriting Syndicate Members:	 Citi, GS&Co., Morgan Stanley, Lehman
Bros, JPMorgan, Merrill Lynch, Siebert Brandfor Shank&Co., BOA Securities,
Stone & Youngberg
Name of Issuer:  Bay Area Toll Authority
Title of Security: BAYTRN
Date of First Offering: 08/04/08
Dollar Amount Purchased: 4,832,650
Number of Shares Purchased: 5,000,000
Price Per Unit: 96.653
Resolution approved at October 2008 Board Meeting.

Name of Fund:  Goldman Sachs California AMT Free Municipal Income Fund
Name of Underwriter Purchased From: Citi
Names of Underwriting Syndicate Members:	 Citi, GS&Co., Morgan Stanley, Lehman
Bros, JPMorgan, Merrill Lynch, Siebert Brandfor Shank&Co., BOA Securities,
Stone & Youngberg
Name of Issuer:  Bay Area Toll Authority
Title of Security: BAYTRN
Date of First Offering: 08/04/08
Dollar Amount Purchased: 984,540
Number of Shares Purchased: 1,000,000
Price Per Unit: 98.454
Resolution approved at October 2008 Board Meeting.

Name of Fund:  Goldman Sachs Municipal Income Fund
Name of Underwriter Purchased From: Citi
Names of Underwriting Syndicate Members:	 Citi, GS&Co., Morgan Stanley,
Lehman Bros, JPMorgan, Merrill Lynch, Siebert Brandfor Shank&Co., BOA Securities, Stone & Youngberg
Name of Issuer:  Bay Area Toll Authority
Title of Security: BAYTRN
Date of First Offering: 08/04/08
Dollar Amount Purchased: 1,969,080
Number of Shares Purchased: 2,000,000
Price Per Unit: 98.454
Resolution approved at October 2008 Board Meeting.

Name of Fund:  Goldman Sachs California AMT Municipal Fund
Name of Underwriter Purchased From: Citi
Names of Underwriting Syndicate Members:	 Citi, GS&Co., Morgan Stanley,
Lehman Bros, JPMorgan, Merrill Lynch, Siebert Brandfor Shank&Co., BOA Securities, Stone & Youngberg
Name of Issuer:  Bay Area Toll Authority
Title of Security: BAYTRN
Date of First Offering: 08/04/08
Dollar Amount Purchased: 1,000,000
Number of Shares Purchased: 1,024,180
Price Per Unit: 102.389
Resolution approved at October 2008 Board Meeting.

Name of Fund:  Goldman Sachs Municipal Income Fund
Name of Underwriter Purchased From: Citi
Names of Underwriting Syndicate Members:	 Citi, GS&Co., Morgan Stanley,
Lehman Bros, JPMorgan, Merrill Lynch, Siebert Brandfor Shank&Co., BOA Securities, Stone & Youngberg
Name of Issuer:  Bay Area Toll Authority
Title of Security: BAYTRN
Date of First Offering: 08/04/08
Dollar Amount Purchased: 4,095,560
Number of Shares Purchased: 4,000,000
Price Per Unit: 102.389
Resolution approved at October 2008 Board Meeting.